UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.
Entry into a Material Definitive Agreement

In connection with the entry into the Agreement and Plan of Merger, dated July 6, 2026 (the “Merger Agreement”), by and among Crinetics Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (“Parent”), and Clark Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, on July 6, 2026, the Company entered into Non-Compete Agreements (the “Non-Compete Agreements”) with certain of its key employees, including R. Scott Struthers, Ph.D., the Company’s President and Chief Executive Officer, Tobin Schilke, the Company’s Chief Financial Officer, Stephen Betz, Ph.D., the Company’s Chief Scientific Officer, and Isabel Kalofonos, the Company’s Chief Commercial Officer (such persons, collectively, the “Restricted Parties”). Upon the terms and subject to the conditions set forth in the Non-Compete Agreements, each of the Restricted Parties agreed, for a period of one (1) year immediately following the closing date of the Merger (the “Merger Closing Date”) not to, directly or indirectly, perform services in any capacity for certain restricted businesses named therein in any territories in which the Company provides goods or services or otherwise conducts business as of the Merger Closing Date. In consideration for entering into the Non-Compete Agreements, on the Merger Closing Date, Messrs. Schilke and Betz and Ms. Kalofonos will receive cash payments in amounts of $140,000, $30,000 and $30,000, respectively.

The foregoing description of the Non-Compete Agreements is qualified in its entirety by reference to the full text of the Non-Compete Agreements, a form of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2026.

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item 5.02, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to the Company, Parent and the transactions contemplated by the Merger Agreement (the “Transactions”) that are subject to risks, uncertainties and other factors. While the Company believes the forward-looking statements contained in this Current Report on Form 8-K are accurate, these forward-looking statements represent the beliefs of the Company and Parent only as of the date of this Current Report on Form 8-K, and there are a number of risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies’ and members of their senior management teams. Forward-looking statements are not purely historical and may be accompanied by words such as “anticipates,” “may,” “forecasts,” “expects,” “intends,” “plans,” “potentially,” “believes,” “seeks,” “estimates,” and other words and terms of similar meaning.

Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: the occurrence of any event or circumstance that could give rise to the right of the Company or Parent to terminate the Merger Agreement, including circumstances requiring payment of a termination fee pursuant to the Merger Agreement; failure to obtain applicable regulatory or the Company’s stockholder approval in a timely manner or otherwise; the risk that the Transactions may not close in the anticipated timeframe or at all due to one or more of the other closing conditions not being satisfied or waived; the possibility that competing offers will be made; the risk that there may be unexpected costs, charges or expenses resulting from the Transactions; risks related to the ability of the Company and Parent to successfully integrate the businesses and the possibility that integration may be more difficult, time consuming or costly than expected; the risk that the Transactions disrupt the Company’s or Parent’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the Transactions; the risk that any announcements relating to the Transactions could have adverse effects on the market price of the Company’s and/or Parent’s common stock, credit ratings or operating results; the risk of litigation that could be instituted against the parties or their respective directors, managers or officers and/or regulatory actions related to the Transactions, including the effects of any outcomes related thereto; the effects of the Transactions on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the impact of competitive products and pricing; that Parent may not realize the potential benefits of the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; and actual or contingent liabilities related to the Transactions. In addition, the product candidates being developed by the Company are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these product candidates will be commercially successful. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many uncertainties that affect Parent’s and the Company’s businesses, particularly those risks listed under the heading “Risk Factors” and the other cautionary factors discussed in the parties’ periodic reports filed with the SEC, including Parent’s and the Company’s annual reports on Form 10-K for the year ended December 31, 2025, and quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available on the SEC’s website at www.sec.gov. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to Parent and the Company, and Parent and the Company disclaim any obligation to update the information contained in this Current Report on Form 8-K as new information becomes available, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction between the Company and Parent. A meeting of the stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the proposed transaction. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY DECISION, COMPANY STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://ir.crinetics.com.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company, Parent and their respective directors and executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1 – Election of Directors”, “Compensation Discussion and Analysis”, “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Person Transactions” in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders, filed with the SEC on April 29, 2026, and in other documents subsequently filed by the Company with the SEC from time to time. Information regarding Parent’s directors and executive officers is set forth under the captions “Proposal 1 – Election of Directors”, “Compensation Discussion and Analysis”, and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Parent’s 2026 Annual Meeting of Stockholders, filed with the SEC on April 2, 2026, and in other documents subsequently filed by Parent with the SEC from time to time. To the extent holdings of the Company’s securities and Parent’s securities by their respective directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Company’s website at https://ir.crinetics.com and the Investors section of Parent’s website at https://investors.vrtx.com/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company expects to file in connection with the proposed transaction and other relevant materials the Company may file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date: July 10, 2026	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)